J.P. MORGAN INCOME FUNDS

JPMorgan Inflation Managed Bond Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated August 3, 2018

to the Summary Prospectuses, Prospectuses and

Statement of Additional Information

dated July 1, 2018, as supplemented

Effective immediately, Deepa Majmudar will no longer serve as a portfolio manager for the JPMorgan Inflation Managed Bond Fund (the “Fund”). The portfolio manager information in the “Risk/Return Summary — Management” section of each Summary Prospectus and Prospectus is hereby deleted in its entirety and replaced with the following.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Scott Grimshaw	2010	Executive Director
Steven Lear	2013	Managing Director
David Rooney	2015	Executive Director

In addition, the section of each Prospectus titled “The Funds’ Management and Administration — The Portfolio Managers — Inflation Managed Bond Fund” is hereby deleted in its entirety and replaced by the following:

Inflation Managed Bond Fund

The portfolio management team consists of Scott E. Grimshaw, Executive Director and CFA charterholder, Steven S. Lear, Managing Director and CFA charterholder and David Rooney, Executive Director and CFA charterholder. Mr. Grimshaw is responsible for the day-to-day management of the Fund’s portfolio of securities, whereas Mr. Rooney is responsible for implementing the inflation-managed strategy. Mr. Grimshaw, an employee since 1988 and portfolio manager of the Fund since its inception, is responsible for managing institutional taxable bond portfolios. Mr. Lear is the U.S. Chief Investment Officer within the Global Fixed Income, Currency & Commodities (GFICC) group and is responsible for setting macro strategies for the Fund and for overseeing the day-to-day management of the Fund’s portfolio of securities. An employee since 2008 and a portfolio manager for the Fund since 2013, Mr. Lear is responsible for overseeing fixed income investment strategies in the U.S. Mr. Rooney, an employee since 2012 and portfolio manager of the Fund since 2015, is responsible for managing fixed income and derivative assets, with an emphasis on inflation-linked products. Mr. Rooney is responsible for day-to-day management of the Fund’s investments in CPI-U swaps and Treasury Inflation Protected Securities. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers.

Effective immediately, all references to Ms. Majmudar will be removed from the Fund’s Statement of Additional Information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY

PROSPECTUSES, PROSPECTUSES AND THE STATEMENT

OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-IMB-PM-818